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                                                                   EXHIBIT 23.15



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Devon Energy Corporation's Form S-4 of our report dated February 10, 1999, included in Snyder Oil Corporation's Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.


                                       /s/ Arthur Andersen LLP


Forth Worth, Texas
June 22, 2000